UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934.

Date of Report:  May 24, 2022

(Date of earliest event reported)

Atrion Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-32982	63-0821819
(State or other jurisdiction	(Commission File	(I. R. S. Employer
of incorporation or organization)	Number)	Identification No.)

One Allentown Parkway
Allen, Texas	75002
(Address of principal executive offices)	(Zip Code)

(972) 390-9800

(Registrant's telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.10 per share	ATRI	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

5.07 Submission of Matters to a Vote of Security Holders.

On May 24, 2022, Atrion Corporation (the “Company”) held its 2022 annual meeting of stockholders. Stockholders voted on the matters below.

1. Election of Directors. The nominees listed below were elected to serve as directors until the 2025 annual meeting of stockholders and until their successors are duly elected and qualified, based on the following votes:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Maria Sainz	1,314,292	198,762	1,646	154,842
John P. Stupp, Jr.	1,415,801	97,312	1,587	154,842

2. Ratification of Appointment of Independent Registered Public Accounting Firm. The Company’s stockholders ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022, based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,657,541	8,311	3,690	0

3. Advisory Vote to Approve Executive Officer Compensation. The Company’s stockholders approved, on an advisory basis, the compensation of the Company's executive officers, based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,492,671	17,039	4,990	154,842

Item 8.01 Other Events.

The Company’s proxy statement for its 2022 annual meeting of stockholders was released to stockholders on April 12, 2022. Accordingly, to be considered for inclusion in the Company’s proxy statement for its 2023 annual meeting, stockholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, must be received no later than December 13, 2022 and be submitted in accordance with Rule 14a-8. These stockholder proposals must be in writing and received by the deadline described above at the Company’s principal executive offices at One Allentown Parkway, Allen, TX 75002, Attention: Corporate Secretary. If the Company does not receive a stockholder proposal by the deadline described above, the proposal may be excluded from the Company’s proxy statement for the 2023 annual meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATRION CORPORATION

	By:	/s/ Jeffery Strickland
Date: May 25, 2022		Jeffery Strickland Vice President and Chief Financial Officer, Secretary and Treasurer